Exhibit 99.2 Investor Supplemental Materials March 4, 2019

Safe Harbor Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995 This presentation includes information that constitutes “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include the company's expectations regarding the company's future financial performance and the potential demand for its products, the company's growth potential, its business focus and competitive advantages, and its expectations about the benefits of its acquisition of General Photonics. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results, performance, and/or achievements of the company may differ materially from the future results, performance, and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, failure of demand for the company’s products and services to meet expectations, failure of target market to grow and expand, technological and strategic challenges, market valuation of the company and those risks and uncertainties set forth in the company’s periodic reports and other filings with the Securities and Exchange Commission ("SEC"). Such filings are available on the SEC’s website at www.sec.gov and on the company’s website at www.lunainc.com. The statements made in this presentation are based on information available to Luna as of the date of this presentation and Luna undertakes no obligation to update any of the forward-looking statements after the date of this presentation, except as required by law. Adjusted Financial Measures In addition to U.S. GAAP financial information, this presentation includes Adjusted EBITDA, a non-GAAP financial measure. This non-GAAP financial measure is in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation of Adjusted EBITDA to Net Income is included in the appendix to this presentation. NASDAQ: LUNA Luna Innovations Incorporated© 2019

Fiscal 2018 Highlights Exceptional year of strategic and operational execution Robust financial performance ▪ Five consecutive quarters of double-digit revenue growth ▪ Significant improvement in net income from continuing ops vs. a loss in FY17 Continued disciplined, strategic M&A to realign and refocus the business on core, fiber optic-based test and measurement offerings ▪ Divested HSOR and Opto Electronics businesses in past 18 months ▪ Acquired Micron Optics in October 2018, a leader in optical measurement technology ▪ Today, announced acquisition of General Photonics, a leader in characterization and control of light for photonics applications Recognized with the prestigious “Evolutionary Technology Supplier” award from Lockheed Martin, an important customer NASDAQ: LUNA Luna Innovations Incorporated© 2019

4Q and FY 2018 Results

Fourth-quarter 2018 Financial Results We delivered strong financial performance this quarter: ▪ Fifth consecutive quarter of year-over-year, double-digit revenue growth from continuing operations; strong revenue growth across the businesses ▪ Solid improvement in Adjusted EBITDA and net income vs. prior-year period Total revenues of $13.5M for the three months ended December 31, 2018, up 37% compared to the three months ended December 31, 2017 Pre-tax net income from continuing operations improved to $0.6M for the three months ended December 31, 2018 compared to $(0.5M) for the prior-year period ▪ Net income from continuing operations declined slightly to $(0.1M) for the three months ended December 31, 2018 compared to approximately breakeven for the prior-year period due to the allocation of taxes between continuing and discontinued operations Net income attributable to common stockholders was $0.9M vs. $0.4M for the prior year Adjusted EBITDA1 improved to $1.6M for Q4 FY18, compared to $0.7M for the prior-year period 1Adj EBITDA is a non-GAAP measure. Reconciliation of comparable GAAP measures to non-GAAP measures are included NASDAQ: LUNA in the appendix to this presentation Luna Innovations Incorporated© 2019

Full-year 2018 Financial Results Strong, consistent top- and bottom-line growth throughout the year Entering 2019 with momentum Total revenues of $42.9M FY18, up 30% vs FY17 Disciplined expense management aided incremental revenue contribution to profit ▪ Gross profit up 45% year-over-year ▪ Operating profit up to $0.9M in FY18 from a loss of ($2.2M) in FY17 Net income from continuing operations improved to $1.2M for FY18 vs a loss of $(1.3M) for FY17 Adjusted EBITDA1 $3.0M for FY18, compared to $0.3M for the prior-year period Net income attributable to common stockholders was $10.7M, compared to $14.5M in FY17. Decline due to large gain recognized on sale of business in 2017 1Adj EBITDA is a non-GAAP measure. Reconciliation of comparable GAAP measures to non-GAAP measures NASDAQ: LUNA are included in the appendix to this presentation Luna Innovations Incorporated© 2019

Strong Trajectory of Growth with Momentum Going into 2019 Twelve months ended December 31: 1 Revenue (millions) Income from continuing operations Double-digit (millions) revenue growth $1.2 year-over-year $42.9 $33.1 $29.6 $26.6 ($1.3) $21.3 ($3.4) ($3.9) ($6.4) 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 NASDAQ: LUNA Luna Innovations Incorporated© 2019

Acquisition of General Photonics ▪ Today, announced the acquisition of General Photonics, a leader in characterization and control of light for photonics applications ▪ Will accelerate growth in Luna’s communications test segments ▪ Based in Chino, CA; formed in 1995; approximately 60 employees; approximately 80 active patents or patent applications ▪ Brings capabilities that will broaden the Luna portfolio allowing greater penetration into existing customer base ▪ Complementary and additive product lines: • Polarization-based measurement instruments are highly complementary to Luna’s optical measurement instruments • Component and module product lines are purely additive to overall portfolio ▪ Anticipate quick, smooth integration into Lightwave NASDAQ: LUNA Luna Innovations Incorporated© 2019

A Disciplined Capital Deployment Strategy to Leverage Our Flexible Balance Sheet and Strong Cash Position As of December 31, 2018, our balance sheet reflects: ▪ $75.6M in total assets • $42.5M in cash and cash equivalents • $56.1M in working capital A disciplined approach to capital deployment, with a focus on working capital and reinvestment in the business in order to generate long-term sustainable growth Financial Performance NASDAQ: LUNA Luna Innovations Incorporated© 2019

A Reminder: Pro-forma Luna Financials, Adjusted for the sale of Opto Electronics and the Acquisition of Micron Optics1 (in thousands) For the three months ended March 31, 2018 June 30, 2018 September 30, 2018 December 31, 2018 Revenues: Technology development $ 4,637 $ 5,466 $ 5,316 $ 5,548 Products and licensing 6,180 6,318 7,843 8,187 Total revenues 10,817 11,784 13,159 13,735 Cost of revenues: Technology development 3,354 3,945 3,919 4,335 Products and licensing 2,331 2,416 3,099 2,749 Total cost of revenues 5,685 6,361 7,018 7,084 Gross Profit 5,132 5,423 6,141 6,651 Operating expense: Selling, general and administrative 4,399 4,300 4,319 4,896 Research, development and engineering 1,172 1,110 1,285 1,644 Total operating expense 5,571 5,410 5,604 6,540 Operating income/(loss) $ (439) $ 13 $ 537 $ 111 1 Unaudited pro forma financials assumes the Optoelectronics business was sold and the Micron Optics business was acquired on January 1, 2018. 2 Includes $751,000 of costs associated with the acquisition of Micron Optics. NASDAQ: LUNA Luna Innovations Incorporated© 2019

Why Invest in Luna? Proprietary, measurement technology, offering unprecedented combination of resolution, accuracy and speed Customers in attractive markets: Aerospace, Automotive, Communications, Energy and Defense Positioned to take advantage of trends such as vehicle light-weighting and increasing demands on data centers and broadband capacity Adequately capitalized to fund growth Long-tenured, experienced executive team / board Corporate culture of innovation and integrity Compelling value: currently trading at an attractive multiple Summary NASDAQ: LUNA Luna Innovations Incorporated© 2019

Appendix

Reconciliation of Net Income to Adjusted EBITDA Three months ended Year ended December 31, December 31, 2018 2017 2018 2017 (unaudited) (unaudited) Net income $ 939,836 435,329 $ 11,004,241 $ 14,614,905 Less income from discontinued operations, net of income taxes 1,062,186 434,783 9,766,431 15,865,720 Net (loss)/income from continuing operations (122,350) 546 1,237,810 (1,250,815) Income tax expense/(benefit) 722,148 (486,530) 47,818 (1,148,579) Income/(loss) from continuing operations before income taxes 599,798 (485,984) 1,285,628 (2,399,394) Investment income (198,525) — (549,580) — Interest expense 21,136 38,474 124,344 217,352 Depreciation and amortization 197,203 311,565 908,347 1,136,729 EBITDA 619,612 (135,945) 1,768,739 (1,045,313) Share-based compensation 181,607 194,861 527,189 715,094 Non-recurring charges 751,102 595,992 751,102 595,992 Adjusted EBITDA $ 1,552,321 $ 654,908 $ 3,047,030 $ 265,773 Additional Financial Information NASDAQ: LUNA Luna Innovations Incorporated© 2019